Accrued Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 29, 2013	Dec. 31, 2012	Dec. 31, 2011
Accrued Liabilities [Line Items]
Accrued employee related costs	$ 25,900	$ 5,843	$ 2,161
Accrued payroll and other taxes	2,404	4,662	3,031
Accrued professional services	3,293	1,280	106
Accrued inventory purchases	1,863	846	1,924
Sales return reserve	259	240
Accrued warranty	253	195	139
Other accruals	2,072	823	510
Total accrued liabilities	$ 36,044	$ 13,889	$ 7,871